UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2010

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	98-0535482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360,
MISSISSAUGA, ONTARIO, CANADA	L4V 1R9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 19, 2010, Mr. Paviter S. Binning provided notice of his resignation as Executive Vice-President, Chief Financial Officer and Chief Restructuring Officer of the registrant and its principal operating subsidiary, Nortel Networks Limited (“NNL”) effective 11:59 p.m. on March 21, 2010. Mr. Binning’s resignation is not as a result of any disagreement with the registrant or NNL. He will remain with Nortel for a short period to ensure a smooth transition of his responsibilities.

Mr. John M. Doolittle, 46, has been appointed Senior Vice-President, Corporate Services and Chief Financial Officer of the registrant and NNL effective March 22, 2010. Mr. Doolittle previously held the position of Senior Vice-President, Finance and Corporate Services from August 10, 2009 to March 21, 2010, prior to which he was Treasurer. Prior to his appointment as Treasurer on June 23, 2008, he served as Chief Financial Officer with CCL Industries, a global company dealing in specialty packaging and labeling solutions for the consumer products and healthcare industries, from January to March 2008. Previously, he also served as Vice-President of Financial Planning and Analysis of Nortel from April 2006 to December 2007 and Vice-President, Tax of Nortel from October 2002 to March 2006.

Item 8.01	Other Events

On March 19, 2010, the registrant announced that it, NNL, and certain of its other subsidiaries including Nortel Networks Inc. and Nortel Networks UK Limited have completed the sale of substantially all of the assets of Nortel’s Optical Networks and Carrier Ethernet businesses to Ciena Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On March 18, 2010, NNL filed a Form 15 with the U.S. Securities and Exchange Commission (“SEC”) to terminate the registration of its common stock under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) and suspend its obligations to file periodic reports with the SEC, including Forms 10-K, 10-Q and 8-K. As previously announced, on March 11, 2010, NNL, the registrant, Nortel Networks Inc. and Nortel Networks Capital Corporation each filed a Form 15 with the SEC related to their respective debt securities and all related guarantees, as applicable, reflecting the automatic suspension of reporting requirements under the Exchange Act as there were less than 300 holders of each series of securities as of January 1, 2010.

NNL has no further obligations under the Exchange Act to file periodic reports with the SEC with respect to its common stock, debt securities or guarantees. NNL will continue to be a “reporting issuer” under Canadian securities laws and, as a result, will remain subject to continuous disclosure requirements, including the filing of annual and quarterly financial statements and managements’ discussion and analysis of financial results under applicable Canadian securities laws. The registrant will continue to be a “reporting issuer” under both Canadian and U.S. securities laws and will continue to remain subject to applicable continuous or periodic disclosure or reporting requirements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by the registrant on March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/S/ ANNA VENTRESCA
Anna Ventresca General Counsel-Corporate and Corporate Secretary

By:	/S/ CLARKE E. GLASPELL
Clarke E. Glaspell Controller

Dated: March 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on March 19, 2010.